                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  January 6, 1999
(Date of earliest event reported)

Commission File No. 333-64131



                               Chase Funding, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       New York                                                  13-3840732
------------------------                                    --------------------
(State of Incorporation)                                     (I.R.S. Employer
                                                            Identification No.)

300 Tice Boulevard, Woodcliff Lake, New Jersey                      07675
----------------------------------------------              --------------------
Address of principal executive offices                           (Zip Code)


                                  201-782-9084
--------------------------------------------------------------------------------
               Registrant's Telephone Number, including area code


--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)



                         Index to Exhibits is on Page 5

ITEM 2.           Acquisition or Disposition of Assets: General

                  On December 18, 1998, Chase Funding, Inc. issued its Multi-Class Mortgage Pass-Through Certificates, Series 1998-2, such series representing interests in a pool of sub-prime mortgage loans secured by first liens on real properties. The mortgage pool is divided into two loan groups: a group of fixed rate mortgage loans and a group of adjustable rate mortgage loans. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the prospectus dated December 16, 1998, as supplemented by the prospectus supplement dated December 16, 1998 (together, the "Prospectus").

                  The Group I Certificates consist of the Class IA-1 Certificates, the Class IA-2 Certificates, the Class IA-3 Certificates, the Class IA-4 Certificates, the Class IA-5 Certificates, the Class IA-6 Certificates, the Class IM-1 Certificates, the Class IM-2 Certificates and the Class IB Certificates. The Group II Certificates consist of the Class IIA-1 Certificates and the Class IIA-2 Certificates.

                  The Trust Fund consists of the Mortgage Pool secured by liens on real property and certain other property described in the Prospectus. The Mortgage Pool is divided into two separate groups of Mortgage Loans based on whether the interest rate for the related Mortgage Loan is fixed or adjustable. The Group I Certificates represent an undivided ownership interest in the Fixed Rate Mortgage Loan Group and the Group II Certificates represent an undivided interest in the Adjustable Rate Mortgage Loan Group.

ITEM 5.           Other Events.

                  Attached as Exhibit 99 are tables which reflect certain statistical data regarding the final Mortgage Pool. The attached tables describe the Mortgage Loans and the related Mortgaged Properties as of the later of the Cut-off Date or the origination date of the Mortgage Loan, as applicable.

ITEM 7.           Financial Statements and Exhibits

                  (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                Description
-----------                                -----------

(4) Pooling and Servicing Agreement among Chase Funding, Inc., Advanta Mortgage Corp. USA, Chase Manhattan Mortgage Corporation and Citibank, N.A., as trustee dated as of December 1, 1998 for Multi-Class Mortgage
                                           Pass-Through Certificates, Series
                                           1998-2.

(99) Attached as Exhibit 99 are tables which reflect certain statistical data regarding the final Mortgage Pool. The attached tables describe the Mortgage Loans and the related Mortgaged Properties as of the later of the Cut-off Date or the origination date of the Mortgage Loan, as applicable.

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    CHASE FUNDING, INC.

January 6, 1999

                                                    By: /s/ Eileen Lindblom
                                                        -----------------------
                                                        Name:  Eileen Lindblom
                                                        Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------



   Exhibit No.                     Description
   -----------                     -----------

       (4) Pooling and Servicing Agreement among Chase Funding, Inc., Advanta Mortgage Corp. USA, Chase Manhattan Mortgage Corporation and Citibank, N.A., as trustee dated as of December 1, 1998 for Multi-Class Mortgage Pass-Through Certificates, Series 1998-2.

      (99) Statistical information regarding the Mortgage Loans and the related Mortgaged Properties.